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                                                                    EXHIBIT 10.2

                                 June 25, 2001


Belk, Inc.
2801 W. Tyvola Road
Charlotte, NC 28217-4500

          Re: Credit Agreement Dated as of May 30, 2000 (the "Credit Agreement") by and Among Belk, Inc. as Borrower (the "Borrower"), and Wachovia Bank, N.A., as Bank (the "Bank")
          ______________________________________________________________________

Gentlemen:

          We refer to the Credit Agreement. Capitalized terms used but not otherwise defined herein have the same meanings as in the Credit Agreement.

          The Credit Agreement was recently amended by First Amendment to Credit Agreement dated as of May 29, 2001 (the "First Amendment") among the Borrower, the Bank and the Guarantors parties thereto. Pursuant to the First Amendment,
Section 6.27 of the Credit Agreement was amended by deleting the amount $650,000,000 and substituting therefor the amount $735,250,000. The Borrower and the Bank intended to further amend Section 6.27 of the Credit Agreement by deleting the date January 30, 1999 and substituting therefor the date February 3, 2001.

          The purpose of this letter is to evidence our agreement to further amend Section 6.27 of the Credit Agreement by deleting the date January 30, 1999 and substituting therefor the date February 3, 2001.

          Please execute one copy of this letter in the space provided below and return the same to the attention of the undersigned for the Bank's file. By executing in the space below, you confirm on behalf of the Borrower and each of the Guarantors that each of them remains liable under the Credit Agreement, Guaranty Agreements and/or other Loan Documents to which they respectively are parties except to the extent of the amendment specifically set forth herein and except to the extent previously amended by the First Amendment, and each of the Credit Agreement as so amended, the Guaranty Agreements and all other Loan Documents are in full force and effect.

                                   Very truly yours,

                                   Wachovia Bank, N.A.


                                   By: /s/ John C. Muller, Jr.
                                       ----------------------------
                                       Name: John C. Muller, Jr.
                                       Title: Senior Vice President

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                                                                      Belk, Inc.
                                                                   June 25, 2001
                                                                          Page 2


          Agreed and accepted effective as of May 29, 2001:

                                        BELK, INC.
                                        BELK-SIMPSON COMPANY, GREENVILLE,
                                          SOUTH CAROLINA
                                        BELK STORES SERVICES, INC.
                                        THE BELK CENTER, INC.
                                        BELK ADMINISTRATION COMPANY
                                        BELK INTERNATIONAL, INC.
                                        UNITED ELECTRONIC SERVICES, INC.
                                        BELK STORES OF VIRGINIA LLC
                                        BELK ACCOUNTS RECEIVABLE LLC

                                        By: /s/ Luther T. Moore
                                            --------------------------
                                            Title: Assistant Secretary